JURASIN OIL & GAS

PROVED RESERVES & REVENUES

ENSMINGER PROSPECT

JANUARY 1, 2010

FLAT PRICING

RALPH E. DAVIS ASSOCIATES, INC.
HOUSTON, TEXAS

TABLE OF CONTENTS

RALPH E. DAVIS

JURASIN OIL & GAS
ENSMINGER NO. 3

TABLE OF CONTENTS

DISCUSSION

RALPH E. DAVIS
ASSOCIATES, INC.

April 5, 2010

Mr. Allen Hobbs
Controller
Jurasin Oil & Gas, Inc.
9700 Richmond Avenue, Suite 124
Houston, Texas 77042

Dear Mr. Hobbs:

At your request, we have appraised the proved reserves for the leasehold and royalty interests in the Ensminger Prospect owned by Jurasin Oil & Gas. The subject property is located in South Jeanerette Field in St Mary Parish, Louisiana.

We have prepared estimates of the reserves, future production and income attributable to the subject interests with an effective date of January 1, 2010. The reserves included in this letter conform to the definition of proved reserves approved by the SPE/WPC/AAPG/SPEE Petroleum Resources Management System (SPE-PRMS) document as co-sponsored by the Society of Petroleum Engineers, the World Petroleum Council, the American Association of Petroleum Geologists and the Society of Petroleum Evaluation Engineers. The results of our study are summarized as follows:

Estimated Net Reserves and Income Data
Certain Leasehold and Royalty Interests of
Jurasin Oil & Gas
As of January 1, 2010

	PROVED		
	Undeveloped	Undeveloped Behind Pipe	Total
Net Reserves			
Oil/Condensate-MBbls	53.597	24.762	78.36
Gas-MMCF	3,573	1,651	5,224
Income Data ($M)			
Future Gross Revenue	$17,107	$7,904	$25,011
Ad Val & Severance Taxes	$767	$354	$1,122
Operating Costs	$400	$350	$751
Capital Costs	$2,806	$50	$2,856
Future Net Income (FNI)	$13,134	$7,149	$20,283
FNI @ 10%	$9,969	$2,485	$12,454

Oil and condensate products are expressed in standard 42 gallon barrels. Gas volumes are expressed in million cubic feet (MMCF) at the official temperature and pressure bases where the gas reserves are located.

DISCUSSION

Jurasin plans to drill the replacement well, the Ensminger No. 3, to 15,200 feet (TVD) to the over pressured Planulina section and offset the original Ensminger well by 800 feet. There was previous production of 3,265 MMcf and 49,049 Bbls from the No. 69 Sand before Exxon abandoned the completion to recomplete to the No. 68 Sand. The well was producing 2 MMcf/d at the time the completion was abandoned. While attempting the recompletion they experienced numerous mechanical problems causing the casing to collapse which resulted in the loss of the well.

This report reflects the initial completion in the Ensminger No. 3 to the No. 68 sand with a recompletion to commingle No. 67 and 69 sands. Initial rates for the completions are 12 and 5 MMcf/d respectively.

METHOD OF APPRAISAL

The properties have been evaluated on the basis of future net cash flow, which is defined as the amount of future net income, which will accrue to the appraised interest by operating the properties to the estimated limit of profitable operation. The future net cash flow has been discounted at an annual effective rate of ten percent as the primary discount rate for this study. The future net cash flow has also been discounted at various other rates, as shown on the schedules. The discounted values shown are for your information and should not be construed as our estimate of fair market value.

RESERVE DETERMINATION

The reserves presented in this report have been estimated using engineering and geological methods widely accepted in the industry. In general, these estimates were made using performance methods that utilize extrapolations of various historical data including, but not limited to, oil, gas and water production and pressure history. For the behind pipe reserves and undeveloped reserves, estimates were made using volumetric methods or by analogy to wells within each respective field and reservoir.

Future production rates may be subject to regulation by various governmental agencies, changes in market demand or other factors; consequently, actual producing rates may differ materially from volumes predicted.

ECONOMIC PARAMETERS

Prices – At your request we used the 2009 Year-End Benchmark Oil and Gas Prices (Average of the previous 12 months' first-day-of-the month prices) in accordance with the new SEC pricing guidelines.

Crude Oil	$61.18 per barrel
Natural Gas	$3.87 per MMbtu.

These prices were held constant for the life of each prospect.

Costs – Operating costs for the well in this report were provided by Jurasin and were held constant for the life of the project. No provision has been made for the value of salvable

equipment or the leases at abandonment, nor were costs included to properly plug and abandon the wells.

GENERAL

No consideration has been given to Jurasin's corporate overhead, income taxes, depletion, depreciation or any other indirect costs.

Titles to the evaluated properties have not been examined by Ralph E. Davis Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our evaluation were obtained from Jurasin or from public information sources. A field inspection of the properties was not made.

The reliability of any reserve estimate is a function of the quality of available information and of engineering interpretation and judgment. In our opinion, the reserve estimates presented herein were made in accordance with generally accepted engineering and evaluation principles consistently applied, and are believed to be reasonable. These reserves should be accepted with the understanding that additional activity or additional information subsequent to the effective date of this report might require revision to those reserve estimates.

Neither Ralph E. Davis Associates, Inc. nor any of its employees have any interest in the subject properties and neither the employment to make this study nor the compensation is contingent on its estimates of reserves and future income for the subject properties.

This report was prepared for the exclusive use of Jurasin Oil & Gas, Inc. The data and work papers used in preparing this report are available for examination by authorized parties in our offices.

It has been a privilege to perform this study for you. Please contact us if we can be of further service in this or other matters.

Very truly yours,
RALPH E. DAVIS ASSOCIATES, INC.

Allen L. Kelley
Vice President

PETROLEUM RESOURCES MANAGEMENT SYSTEM

RESERVES CATEGORY DEFINITIONS AND GUIDELINES

Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data.

In the absence of data on fluid contacts, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data. Such definitive information may include pressure gradient analysis and seismic indicators. Seismic data alone may not be sufficient to define fluid contacts for Proved reserves (see "2001 Supplemental Guidelines," Chapter 8).

Reserves in undeveloped locations may be classified as Proved provided that:

1. The locations are in undrilled areas of the reservoir that can be judged with reasonable certainty to be commercially productive.
2. Interpretations of available geoscience and engineering data indicate with reasonable certainty that the objective formation is laterally continuous with drilled Proved locations.

For Proved Reserves, the recovery efficiency applied to these reservoirs should be defined based on a range of possibilities supported by analogs and sound engineering judgment considering the characteristics of the Proved area and the applied development program.

Probable Reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves.

It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P). In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate.

Probable Reserves may be assigned to areas of a reservoir adjacent to Proved where data control or interpretations of available data are less certain. The interpreted reservoir continuity may not meet the reasonable certainty criteria.

Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable that Probable Reserves.

The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario. When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate.

Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain. Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project.

Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.

Probable and Possible Reserves—(See above for separate criteria for Probable Reserves and Possible Reserves.

The 2P and 3P estimates may be based on reasonable alternative technical and commercial interpretations within the reservoir and/or subject project that are clearly documented, including comparisons to results in successful similar projects.

In conventional accumulations, Probable and/or Possible Reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from Proved areas by minor faulting or other geological discontinuities and have not been penetrated by a wellbore but are interpreted to be in communication with the known (Proved) reservoir. Probable or Possible Reserves may be assigned to areas that are structurally higher than the Proved area. Possible (and in some cases, Probable) Reserves may be assigned to areas that are structurally lower than the adjacent Proved or 2P area.

Caution should be exercised in assigning Reserves to adjacent reservoirs isolated by major, potentially sealing, faults until this reservoir is penetrated and evaluated as commercially productive. Justification for assigning Reserves in such cases should be clearly documented. Reserves should not be assigned to areas that are clearly separated from a known accumulation by non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results); such areas may contain Prospective Resources.

In conventional accumulations, where drilling has defined a highest known oil (HKO) elevation and there exists the potential for an associated gas cap, Proved oil Reserves should only be assigned in the structurally higher portions of the reservoir if there is reasonable certainty that such portions are initially above bubble point pressure based on documented engineering analyses. Reservoir portions that do not meet this certainty may be assigned as Probable and Possible oil and/or gas based on reservoir fluid properties and pressure gradient interpretations.

Transcribed from 2007 SPE/WPC/AAPG/SPEE Petroleum Resources Management System document Table 3

SUMMARY OF PROVED RESERVES

RALPH E. DAVIS

GRAND TOTAL

DATE : 04/06/2010
TIME : 15:24:48
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2010

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$-----	NET GAS SALES -----M$-----	TOTAL NET SALES -----M$-----
12-2010	33.457	2230.475	12.128	808.547	61.180	3.870	742.003	3129.076	3871.080
12-2011	41.099	2739.930	14.898	993.225	61.180	3.870	911.482	3843.779	4755.262
12-2012	26.807	1787.150	9.718	647.842	61.180	3.870	594.524	2507.147	3101.671
12-2013	17.485	1165.688	6.338	422.562	61.180	3.870	387.785	1635.314	2023.099
12-2014	11.405	760.333	4.134	275.621	61.180	3.870	252.937	1066.652	1319.589
12-2015	7.439	495.935	2.697	179.777	61.180	3.870	164.981	695.735	860.716
12-2016	4.852	323.479	1.759	117.261	61.180	3.870	107.611	453.801	561.412
12-2017	3.165	210.993	1.147	76.485	61.180	3.870	70.190	295.997	366.187
12-2018	2.064	137.622	0.748	49.888	61.180	3.870	45.782	193.067	238.849
12-2019	21.057	1403.773	7.633	508.868	61.180	3.870	466.988	1969.318	2436.306
12-2020	16.042	1069.489	5.815	387.690	61.180	3.870	355.783	1500.360	1856.143
12-2021	11.064	737.595	4.011	267.378	61.180	3.870	245.373	1034.754	1280.127
12-2022	7.630	508.698	2.766	184.403	61.180	3.870	169.226	713.639	882.866
12-2023	5.263	350.834	1.908	127.177	61.180	3.870	116.710	492.176	608.886
12-2024	3.629	241.960	1.316	87.710	61.180	3.870	80.492	339.439	419.931
S TOT	212.459	14163.953	77.016	5134.433	61.180	3.870	4711.869	19870.252	24582.121
AFTER	3.706	247.046	1.343	89.554	61.180	3.870	82.184	346.575	428.758
TOTAL	216.165	14410.999	78.360	5223.987	61.180	3.870	4794.053	20216.826	25010.881

--END-- MO-YEAR	AD VALOREM TAX -----M$-----	PRODUCTION TAX -----M$-----	DIRECT OPER EXPENSE -----M$-----	INTEREST PAID -----M$-----	CAPITAL REPAYMENT -----M$-----	EQUITY INVESTMENT -----M$-----	FUTURE NET CASHFLOW -----M$-----	CUMULATIVE CASHFLOW -----M$-----	CUM. DISC. CASHFLOW -----M$-----
12-2010	0.000	173.605	26.950	0.000	0.000	2805.500	865.024	865.024	642.090
12-2011	0.000	213.258	46.200	0.000	0.000	0.000	4495.804	5360.829	4553.686
12-2012	0.000	139.100	46.200	0.000	0.000	0.000	2916.372	8277.200	6860.459
12-2013	0.000	90.729	46.200	0.000	0.000	0.000	1886.170	10163.370	8216.781
12-2014	0.000	59.179	46.200	0.000	0.000	0.000	1214.209	11377.580	9010.566
12-2015	0.000	38.600	46.200	0.000	0.000	0.000	775.916	12153.496	9471.737
12-2016	0.000	25.177	46.200	0.000	0.000	0.000	490.034	12643.530	9736.545
12-2017	0.000	16.422	46.200	0.000	0.000	0.000	303.565	12947.095	9885.704
12-2018	0.000	10.712	46.200	0.000	0.000	0.000	181.938	13129.033	9967.001
12-2019	0.000	109.260	46.200	0.000	0.000	50.000	2230.846	15359.879	10867.276
12-2020	0.000	83.242	46.200	0.000	0.000	0.000	1726.701	17086.580	11504.158
12-2021	0.000	57.409	46.200	0.000	0.000	0.000	1176.517	18263.098	11898.673
12-2022	0.000	39.594	46.200	0.000	0.000	0.000	797.072	19060.170	12141.666
12-2023	0.000	27.307	46.200	0.000	0.000	0.000	535.380	19595.551	12290.055
12-2024	0.000	18.833	46.200	0.000	0.000	0.000	354.898	19950.447	12379.490
S TOT	0.000	1102.427	673.750	0.000	0.000	2855.500	19950.447	19950.447	12379.490
AFTER	0.000	19.228	77.000	0.000	0.000	0.000	332.530	20282.979	12453.867
TOTAL	0.000	1121.655	750.750	0.000	0.000	2855.500	20282.979	20282.979	12453.867

	OIL	GAS
GROSS WELLS	0.0	2.0
GROSS ULT., MB & MMF	216.165	14410.999
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	216.165	14410.999
NET RES., MB & MMF	78.360	5223.986
NET REVENUE, M$	4794.053	20216.826
INITIAL PRICE, $	61.180	3.870
INITIAL N.I., PCT.	36.250	36.250

LIFE, YRS.	16.67
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.76
DISCOUNTED PAYOUT, YRS.	0.81
UNDISCOUNTED NET/INVEST.	8.10
DISCOUNTED NET/INVEST.	5.43
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	50.000

P.W. %	P.W., M$
5.00	15525.891
10.00	12453.869
15.00	10349.262
20.00	8830.159
25.00	7683.454
30.00	6784.766
40.00	5456.291
60.00	3790.375
80.00	2759.186
100.00	2047.186

ECONOMIC SUMMARIES

ECONOMIC SUMMARIES

RALPH E. DAVIS

PROVED UNDEVELOPED

DATE : 04/06/2010
TIME : 15:24:48
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2010

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2010	33.457	2230.475	12.128	808.547	61.180	3.870	742.003	3129.076	3871.080
12-2011	41.099	2739.930	14.898	993.225	61.180	3.870	911.482	3843.779	4755.262
12-2012	26.807	1787.150	9.718	647.842	61.180	3.870	594.524	2507.147	3101.671
12-2013	17.485	1165.688	6.338	422.562	61.180	3.870	387.785	1635.314	2023.099
12-2014	11.405	760.333	4.134	275.621	61.180	3.870	252.937	1066.652	1319.589
12-2015	7.439	495.935	2.697	179.777	61.180	3.870	164.981	695.735	860.716
12-2016	4.852	323.479	1.759	117.261	61.180	3.870	107.611	453.801	561.412
12-2017	3.165	210.993	1.147	76.485	61.180	3.870	70.190	295.997	366.187
12-2018	2.064	137.622	0.748	49.888	61.180	3.870	45.782	193.067	238.849
12-2019	0.081	5.394	0.029	1.955	61.180	3.870	1.794	7.567	9.362
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
S TOT	147.855	9856.998	53.597	3573.162	61.180	3.870	3279.091	13828.136	17107.229
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	147.855	9856.998	53.597	3573.162	61.180	3.870	3279.091	13828.136	17107.229

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2010	0.000	173.605	26.950	0.000	0.000	2805.500	865.024	865.024	642.090
12-2011	0.000	213.258	46.200	0.000	0.000	0.000	4495.804	5360.829	4553.686
12-2012	0.000	139.100	46.200	0.000	0.000	0.000	2916.372	8277.200	6860.459
12-2013	0.000	90.729	46.200	0.000	0.000	0.000	1886.170	10163.370	8216.781
12-2014	0.000	59.179	46.200	0.000	0.000	0.000	1214.209	11377.580	9010.566
12-2015	0.000	38.600	46.200	0.000	0.000	0.000	775.916	12153.496	9471.737
12-2016	0.000	25.177	46.200	0.000	0.000	0.000	490.034	12643.530	9736.545
12-2017	0.000	16.422	46.200	0.000	0.000	0.000	303.565	12947.095	9885.704
12-2018	0.000	10.712	46.200	0.000	0.000	0.000	181.938	13129.033	9967.001
12-2019	0.000	0.420	3.850	0.000	0.000	0.000	5.092	13134.125	9969.152
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
S TOT	0.000	767.203	400.400	0.000	0.000	2805.500	13134.125	13134.125	9969.152
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	13134.125	9969.152
TOTAL	0.000	767.203	400.400	0.000	0.000	2805.500	13134.125	13134.125	9969.152

	OIL	GAS
GROSS WELLS	0.0	1.0
GROSS ULT., MB & MMF	147.855	9856.998
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	147.855	9856.998
NET RES., MB & MMF	53.597	3573.162
NET REVENUE, M$	3279.091	13828.134
INITIAL PRICE, $	61.180	3.870
INITIAL N.I., PCT.	36.250	36.250

LIFE, YRS.	9.08
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.76
DISCOUNTED PAYOUT, YRS.	0.81
UNDISCOUNTED NET/INVEST.	5.68
DISCOUNTED NET/INVEST.	4.57
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	50.000

P.W. %	P.W., M$
5.00	11377.604
10.00	9969.153
15.00	8818.511
20.00	7863.132
25.00	7058.618
30.00	6372.729
40.00	5267.214
60.00	3742.889
80.00	2744.881
100.00	2042.237

ENSMINGER NO 3
RESERVOIR: NO 68 SAND
ST MARY , LA
ENSMINGER PROJECT
3-PUD

DATE : 04/06/2010
TIME : 15:24:47
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2010

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2010	33.457	2230.475	12.128	808.547	61.180	3.870	742.003	3129.076	3871.080
12-2011	41.099	2739.930	14.898	993.225	61.180	3.870	911.482	3843.779	4755.262
12-2012	26.807	1787.150	9.718	647.842	61.180	3.870	594.524	2507.147	3101.671
12-2013	17.485	1165.688	6.338	422.562	61.180	3.870	387.785	1635.314	2023.099
12-2014	11.405	760.333	4.134	275.621	61.180	3.870	252.937	1066.652	1319.589
12-2015	7.439	495.935	2.697	179.777	61.180	3.870	164.981	695.735	860.716
12-2016	4.852	323.479	1.759	117.261	61.180	3.870	107.611	453.801	561.412
12-2017	3.165	210.993	1.147	76.485	61.180	3.870	70.190	295.997	366.187
12-2018	2.064	137.622	0.748	49.888	61.180	3.870	45.782	193.067	238.849
12-2019	0.081	5.394	0.029	1.955	61.180	3.870	1.794	7.567	9.362
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
S TOT	147.855	9856.998	53.597	3573.162	61.180	3.870	3279.091	13828.136	17107.229
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
TOTAL	147.855	9856.998	53.597	3573.162	61.180	3.870	3279.091	13828.136	17107.229

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2010	0.000	173.605	26.950	0.000	0.000	2805.500	865.024	865.024	642.090
12-2011	0.000	213.258	46.200	0.000	0.000	0.000	4495.804	5360.829	4553.686
12-2012	0.000	139.100	46.200	0.000	0.000	0.000	2916.372	8277.200	6860.459
12-2013	0.000	90.729	46.200	0.000	0.000	0.000	1886.170	10163.370	8216.781
12-2014	0.000	59.179	46.200	0.000	0.000	0.000	1214.209	11377.580	9010.566
12-2015	0.000	38.600	46.200	0.000	0.000	0.000	775.916	12153.496	9471.737
12-2016	0.000	25.177	46.200	0.000	0.000	0.000	490.034	12643.530	9736.545
12-2017	0.000	16.422	46.200	0.000	0.000	0.000	303.565	12947.095	9885.704
12-2018	0.000	10.712	46.200	0.000	0.000	0.000	181.938	13129.033	9967.001
12-2019	0.000	0.420	3.850	0.000	0.000	0.000	5.092	13134.125	9969.152
12-2020									
12-2021									
12-2022									
12-2023									
12-2024									
S TOT	0.000	767.203	400.400	0.000	0.000	2805.500	13134.125	13134.125	9969.152
AFTER	0.000	0.000	0.000	0.000	0.000	0.000	0.000	13134.125	9969.152
TOTAL	0.000	767.203	400.400	0.000	0.000	2805.500	13134.125	13134.125	9969.152

	OIL	GAS
GROSS WELLS	0.0	1.0
GROSS ULT., MB & MMF	147.855	9856.998
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	147.855	9856.998
NET RES., MB & MMF	53.597	3573.162
NET REVENUE, M$	3279.091	13828.134
INITIAL PRICE, $	61.180	3.870
INITIAL N.I., PCT.	36.250	36.250

LIFE, YRS.	9.08
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.76
DISCOUNTED PAYOUT, YRS.	0.81
UNDISCOUNTED NET/INVEST.	5.68
DISCOUNTED NET/INVEST.	4.57
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	50.000

P.W. %	P.W., M$
5.00	11377.604
10.00	9969.153
15.00	8818.511
20.00	7863.132
25.00	7058.618
30.00	6372.729
40.00	5267.214
60.00	3742.889
80.00	2744.881
100.00	2042.237

PROVED UNDEVELOPED BEHIND PIPE

DATE : 04/06/2010
TIME : 15:24:48
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2010

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF---	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2019	20.976	1398.379	7.604	506.912	61.180	3.870	465.194	1961.751	2426.945
12-2020	16.042	1069.489	5.815	387.690	61.180	3.870	355.783	1500.360	1856.143
12-2021	11.064	737.595	4.011	267.378	61.180	3.870	245.373	1034.754	1280.127
12-2022	7.630	508.698	2.766	184.403	61.180	3.870	169.226	713.639	882.866
12-2023	5.263	350.834	1.908	127.177	61.180	3.870	116.710	492.176	608.886
12-2024	3.629	241.960	1.316	87.710	61.180	3.870	80.492	339.439	419.931
S TOT	64.604	4306.954	23.419	1561.271	61.180	3.870	1432.778	6042.118	7474.896
AFTER	3.706	247.046	1.343	89.554	61.180	3.870	82.184	346.575	428.758
TOTAL	68.310	4554.000	24.762	1650.825	61.180	3.870	1514.962	6388.692	7903.654

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2019	0.000	108.840	42.350	0.000	0.000	50.000	2225.754	2225.754	898.124
12-2020	0.000	83.242	46.200	0.000	0.000	0.000	1726.701	3952.455	1535.007
12-2021	0.000	57.409	46.200	0.000	0.000	0.000	1176.517	5128.972	1929.522
12-2022	0.000	39.594	46.200	0.000	0.000	0.000	797.072	5926.044	2172.515
12-2023	0.000	27.307	46.200	0.000	0.000	0.000	535.380	6461.423	2320.904
12-2024	0.000	18.833	46.200	0.000	0.000	0.000	354.898	6816.321	2410.339
S TOT	0.000	335.224	273.350	0.000	0.000	50.000	6816.321	6816.321	2410.339
AFTER	0.000	19.228	77.000	0.000	0.000	0.000	332.530	7148.852	2484.716
TOTAL	0.000	354.453	350.350	0.000	0.000	50.000	7148.852	7148.852	2484.716

	OIL	GAS
GROSS WELLS	0.0	1.0
GROSS ULT., MB & MMF	68.310	4554.000
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	68.310	4554.000
NET RES., MB & MMF	24.762	1650.825
NET REVENUE, M$	1514.962	6388.692
INITIAL PRICE, $	61.180	3.870
INITIAL N.I., PCT.	36.250	36.250

LIFE, YRS.	16.67
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	9.02
DISCOUNTED PAYOUT, YRS.	9.02
UNDISCOUNTED NET/INVEST.	143.98
DISCOUNTED NET/INVEST.	119.11
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	50.000

P.W. %	P.W., M$
5.00	4148.287
10.00	2484.716
15.00	1530.751
20.00	967.027
25.00	624.836
30.00	412.037
40.00	189.076
60.00	47.486
80.00	14.304
100.00	4.949

ENSMINGER NO 3
RESERVOIR: NO 67/69 SANDS
ST MARY , LA
ENSMINGER PROJECT
4-PUDBP

DATE : 04/06/2010
TIME : 15:24:48
DBS : DEMO
SETTINGS : SETDATA
SCENARIO : RED0308

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2010

--END-- MO-YEAR	GROSS OIL PRODUCTION ---MBBLS---	GROSS GAS PRODUCTION ----MMCF----	NET OIL PRODUCTION ---MBBLS---	NET GAS PRODUCTION ----MMCF---	NET OIL PRICE ---$/BBL---	NET GAS PRICE ---$/MCF---	NET OIL SALES -----M$----	NET GAS SALES -----M$----	TOTAL NET SALES -----M$----
12-2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2019	20.976	1398.379	7.604	506.912	61.180	3.870	465.194	1961.751	2426.945
12-2020	16.042	1069.489	5.815	387.690	61.180	3.870	355.783	1500.360	1856.143
12-2021	11.064	737.595	4.011	267.378	61.180	3.870	245.373	1034.754	1280.127
12-2022	7.630	508.698	2.766	184.403	61.180	3.870	169.226	713.639	882.866
12-2023	5.263	350.834	1.908	127.177	61.180	3.870	116.710	492.176	608.886
12-2024	3.629	241.960	1.316	87.710	61.180	3.870	80.492	339.439	419.931
S TOT	64.604	4306.954	23.419	1561.271	61.180	3.870	1432.778	6042.118	7474.896
AFTER	3.706	247.046	1.343	89.554	61.180	3.870	82.184	346.575	428.758
TOTAL	68.310	4554.000	24.762	1650.825	61.180	3.870	1514.962	6388.692	7903.654

--END-- MO-YEAR	AD VALOREM TAX -----M$----	PRODUCTION TAX -----M$----	DIRECT OPER EXPENSE -----M$----	INTEREST PAID -----M$----	CAPITAL REPAYMENT -----M$----	EQUITY INVESTMENT -----M$----	FUTURE NET CASHFLOW -----M$----	CUMULATIVE CASHFLOW -----M$----	CUM. DISC. CASHFLOW -----M$----
12-2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2011	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2012	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2013	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2014	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2015	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2016	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2017	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2018	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
12-2019	0.000	108.840	42.350	0.000	0.000	50.000	2225.754	2225.754	898.124
12-2020	0.000	83.242	46.200	0.000	0.000	0.000	1726.701	3952.455	1535.007
12-2021	0.000	57.409	46.200	0.000	0.000	0.000	1176.517	5128.972	1929.522
12-2022	0.000	39.594	46.200	0.000	0.000	0.000	797.072	5926.044	2172.515
12-2023	0.000	27.307	46.200	0.000	0.000	0.000	535.380	6461.423	2320.904
12-2024	0.000	18.833	46.200	0.000	0.000	0.000	354.898	6816.321	2410.339
S TOT	0.000	335.224	273.350	0.000	0.000	50.000	6816.321	6816.321	2410.339
AFTER	0.000	19.228	77.000	0.000	0.000	0.000	332.530	7148.852	2484.716
TOTAL	0.000	354.453	350.350	0.000	0.000	50.000	7148.852	7148.852	2484.716

	OIL	GAS
GROSS WELLS	0.0	1.0
GROSS ULT., MB & MMF	68.310	4554.000
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	68.310	4554.000
NET RES., MB & MMF	24.762	1650.825
NET REVENUE, M$	1514.962	6388.692
INITIAL PRICE, $	61.180	3.870
INITIAL N.I., PCT.	36.250	36.250

LIFE, YRS.	16.67
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	9.02
DISCOUNTED PAYOUT, YRS.	9.02
UNDISCOUNTED NET/INVEST.	143.98
DISCOUNTED NET/INVEST.	119.11
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	50.000

P.W. %	P.W., M$
5.00	4148.287
10.00	2484.716
15.00	1530.751
20.00	967.027
25.00	624.836
30.00	412.037
40.00	189.076
60.00	47.486
80.00	14.304
100.00	4.949